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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  June 13, 2001
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                        Socrates Technologies Corporation
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                  0-26614               54-1707718
--------------------------------     -----------          ----------------
(State or other jurisdiction of     (Commission          (I.R.S. Employer
 incorporation or organization)     File Number)        Identification No.)

 14416 Fowlers Mill Drive, Gainesville, VA                   20155
  -----------------------------------------               ----------
  (Address of principal executive offices)                (Zip code)

               Registrant's telephone number, including area code:
               ---------------------------------------------------
                                 (703) 753-7114

          Former name or former address, if changed since last report:
               8133 Leesburg Pike, Suite 760-770, Vienna, VA 22182
                                 (703) 288-6500
          ------------------------------------------------------------
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                        Socrates Technologies Corporation
                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.  Changes in Control of Registrant.
         None.

Item 2.  Acquisition or Disposition of Assets.
          None.

Item 3.  Bankruptcy or Receivership.

Registrant is insolvent. With close to $750,000 in unpaid accounts payables, a 4% Convertible Debenture with $3.5 million in principal outstanding, and multiple legal actions taken or to be taken against Registrant, Registrant is highly unlikely to survive outside of bankruptcy Protection.

Registrant's main assets are its wholly owned subsidiaries Networkland, Inc, and Technet Computer Services, Inc.

Networkland Inc. is already applying for bankruptcy protection. Networkland's main asset are shares of CBQ,Inc, a publicly traded OTC:BB company with share symbol 'CBQI'. The shares are held in a certain escrow account. Known liabilities are negligible except for legal action against Networkland brought on by its former Chief Executive Officer who filed a complaint in the Circuit Court of Arlington County, VA, for breach of his employment contract after his services got terminated for cause.

Technet Computer Services, Inc. has been offered for sale. The company's main assets are its 11 software engineers who are leased to CBQ, Inc., and shares of CBQ,Inc. which are held in a certain escrow account. Known liabilities are those incurred in the normal course of business, except for legal action against Technet brought on by its former Chief Executive Officer who filed a complaint in the Circuit Court of Arlington County, VA, for breach of his employment contract after his services got terminated for cause.



Item 4. Changes in Registrant's Certifying Accountant.


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Item 5. Other Events.

Registrant was recently served with a lawsuit by Arnold and Porter of Washington D.C., which was filed in the Circuit Court of Fairfax County, VA, for non payment of legal fees in the approximate amount of $190,000.00.




Item 6.    Resignation of Directors.
           None.

Item 7.    Financial Statements, Pro Forma Financial Information



Item 8.    Change in Fiscal Year.
           None.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 13, 2001                       /s/ Andreas A. Keller
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                                   Andreas A. Keller, Chief Executive Officer

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